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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  March 20, 2002


                        Shoshone Silver Mining Company
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             (Exact name of registrant as specified in its charter)


          Idaho                     000-21623                   82-0304993
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(State or other jurisdiction  (Commission File Number)       (IRS Employer
      of incorporation)                                Identification Number)


       4903 Industrial Ave., Coeur d'Alene, Idaho         83814
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         (Address of Principal Executive Offices)       (Zip Code)


       Registrant's telephone number, including area code: (503)632-0032


                                      None
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          (Former name or former address, if change since last report)





















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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) (i) In February, 2002 the Registrant ended its audit relationship and dismissed Scott Beggs and Company, Inc., the Registrant's independent accountants (the "Former Accountants"). The decision to change was prompted when the Former Accountants announced that they would only be performing audits of governmental entities and would no longer perform audits for companies in the public sector.

        (ii) The reports of the Former Accountants on the financial statements for each of the fiscal years ended December 31, 2000 and 1999 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        (iii) The decision to dismiss the Former Accountants and engage Williams & Webster, P.S. as the principal independent accountants for the Registrant was approved by the Board of Directors of the Registrant.

        (iv) During the fiscal years ended December 31, 2001, 2000 and 1999 and the interim period through February 2002, there have been no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused them to make reference thereto in their report on the financial statements for such years.

        (v) During the fiscal years ended December 31, 2001, 2000 and 1999 and through the interim period through February 2002, there were no "reportable events" as defined by Item 304 (a)(1)(v) of Regulation S-K.

(b) (i) The Registrant has engaged Williams and Webster, P.S. as its new principal independent accountants in February 2002.

        (ii) Neither the Registrant nor anyone on its behalf has consulted Williams and Webster, P.S. during the Registrant's two most recent fiscal years, or any subsequent interim period, prior to its engagement of Williams and Webster.















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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

      (c) Exhibits.

          16.01 Letter dated April 30, 2002, from the Registrant's former principal independent accountants.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Shoshone Silver Mining Company

Date:  May 13, 2002                       By: /s/ James Scheller
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                                              James Scheller
                                              President






























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                                  EXHIBIT INDEX


Exhibit No.               Description
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Exhibit 16.01         Letter dated April 30, 2002, from the Registrant's
                      former principal independent accountants.